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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTIONS 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  JANUARY 28, 2002
                                                        ------------------

                             MYKROLIS CORPORATION
             (Exact name of registrant as Specified in its Charter)


                                   DELAWARE
        (State or Other Jurisdiction of Incorporation or Organization)


       001-16611                                     04-3536767
(Commission File Number)               (I.R.S. Employer Identification No.)


    ONE PATRIOTS PARK, BEDFORD, MA                           01730
(Address of principal executive offices)                  (Zip Code)



                                (877) 695-7654
             (Registrant's telephone number, including area code)



                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

On January 28, 2002 the Board of Directors of Millipore Corporation declared a stock dividend of all of the shares of Mykrolis Corporation owned by Millipore. The dividend will be distributed on February 27, 2002, to Millipore stockholders of record as of 5:00 p.m. Eastern time on February 13, 2002. Millipore currently owns 32,500,000 shares of Mykrolis common stock, which represents approximately 82.3 percent of the total outstanding common stock of Mykrolis. The other 17.7 percent of the outstanding common stock of Mykrolis was sold by Mykrolis in an initial public offering on August 9, 2001.

                      FORWARD LOOKING STATEMENT DISCLAIMER

The matters discussed herein, as well as in future oral and written statements by management of Mykrolis Corporation that are forward-looking statements, are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. When used herein or in such statements, the words "anticipate", "believe", "estimate", "expect", "may", "will", "should" or the negative thereof and similar expressions as they relate to Mykrolis or its management are intended to identify such forward-looking statements. Potential risks and uncertainties that could affect Mykrolis' future operating results include: further deterioration in our revenues due to a prolonged downturn in the semiconductor industry; the loss of or reduction in orders from our key customers, who are likewise adversely impacted by the downturn in the semiconductor industry and which account for a large percentage of our sales; delays or disruptions in the transfer of the production of our products to different manufacturing facilities pursuant to the separation from Millipore Corporation; increased competition in our industry resulting in downward pressure on prices and reduced margins; increased costs associated with building out our business infrastructure in connection with our separation from Millipore Corporation; and those risks described under the heading "Risk Factors" in our Registration Statement on Form S-1 (Reg. No. 333-57182) which was declared effective on August 9, 2001, in our second and third quarter 10-Q Reports and in our other SEC filings.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     The exhibits which are filed with this report are set forth in the Exhibit Index which appears at page 3 of this report.

                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MYKROLIS CORPORATION


Dated: January 28, 2002                  By /s/ Peter W. Walcott
                                            --------------------------------
                                            Peter W. Walcott,
                                            Vice President & General Counsel



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                                 EXHIBIT INDEX


Exhibit
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 1                  Press Release. Dated January 28, 2001.



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